                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              FEBRUARY 3, 1999
              ------------------------------------------------
              Date of Report (Date of Earliest Event Reported)



                              WESTERN BANCORP
           ------------------------------------------------------
           (Exact Name of Registrant As Specified In Its Charter)



                                 CALIFORNIA
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)

             0-13551                               95-3863296
    ------------------------            ---------------------------------
    (Commission File Number)            (IRS Employer Identification No.)


                       4100 NEWPORT PLACE, SUITE 900
                      NEWPORT BEACH, CALIFORNIA 92660
             --------------------------------------------------
             (Address of Principal Executive Offices)(Zip Code)

                               (949) 863-2444
            ----------------------------------------------------
            (Registrant's Telephone Number, including Area Code)



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Item 5.  Other Events.

     On February 3, 1999 Western Bancorp (the "Company") issued a Press Release announcing its fourth quarter and full year 1998 net earnings, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

     On February 10, 1999, the Company issued a Press Release announcing that David I. Rainer was appointed President and Chief Executive Officer of Santa Monica Bank, a wholly-owned subsidiary of the Company, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by this reference.

     On February 26, 1999, the Company issued a Press Release announcing the declaration of a quarterly dividend of $0.225 per common share payable on March 26, 1999 to shareholders of record on March 5, 1999, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by this reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                   Description
--------                 -----------
99.1      Press Release of Western Bancorp dated February 3, 1999.
99.2      Press Release of Western Bancorp dated February 10, 1999.
99.3      Press Release of Western Bancorp dated February 26, 1999.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 1999


                              WESTERN BANCORP


                              By:    /s/Arnold C. Hahn
                                  ------------------------------------------
                                  Name:   Arnold C. Hahn
                                  Title:  Executive Vice President
                                           and Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit
Number                   Description

99.1      Press Release of Western Bancorp dated February 3, 1999.
99.2      Press Release of Western Bancorp dated February 10, 1999.
99.3      Press Release of Western Bancorp dated February 26, 1999.



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